SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                     ______________________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934
                     ______________________

        Date of report (date of earliest event reported):

                         April 30, 1999


                  INTERNATIONAL GAME TECHNOLOGY
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     (Exact name of registrant as specified in its charter)


      Nevada             001-10684           88-0173041
------------------   ------------------  ------------------
  (State or Other       (Commission       (I.R.S. Employer
   Jurisdiction         File Number)       Identification
   of Formation)                               Number)


            9295 Prototype Drive, Reno, Nevada 89511
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       (Address of principal executive offices) (Zip Code)


                         (775) 448-7777
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      (Registrant's telephone number, including area code)


                         not applicable
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 (Former name or former address, if changed since last report.)

Item 5.  Other Events

      On April 28, 1999 International Game Technology announced that it plans to offer $1.0 billion in aggregate principal amount of Senior Notes in a private placement offer pursuant to Rule 144A under the Securities Act of 1933. The full text of the press release is included as Exhibit 99 to this report and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)  Exhibits
     The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

     Exhibit No.   Description

     99            Press  release  issued by  International  Game
                   Technology on April 28, 1999 announcing its plans to privately place $1.0 billion of Senior Notes.




                          SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   International Game Technology
                   (Registrant)


Date:  April 30, 1999     By: /s/ Maureen Imus
                              Maureen Imus

                         Its: Chief Financial Officer and
                              Vice President, Finance